Trade and Other Receivables	12 Months Ended
Dec. 31, 2022
Trade and other receivables [abstract]
Trade and Other Receivables

13. TRADE AND OTHER RECEIVABLES

	2021	2022
Trade receivables	$75,207	$30,406
Reserves on trade receivables	(1,681)	(3,730)
Prepaids	20,349	11,781
Other receivables	9,408	10,732
VAT receivable	6,515	6,788
Total trade and other receivables	$109,798	$55,977

Trade receivables comprise customer receivables and include an allowance for doubtful accounts of $3,730 (2021: $1,681). The Group has no material reserve for expected credit losses in respect of Other receivables as of December 31, 2022 and 2021. The Group retains all risks associated with these receivables until fully recovered.

The fair value of all receivables is the same as their carrying values stated above.

The maximum exposure to credit risk at the reporting date is the carrying value of each class of receivable mentioned above. The Group does not hold any collateral as security.